UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2011
________________________

McDONALD'S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
____________________________

One McDonald's Plaza
Oak Brook, Illinois
(Address of Principal Executive Offices)

60523
(Zip Code)
_______________________________

(630) 623-3000
(Registrant's telephone number, including area code)
_______________________________

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁪	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁪	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁪	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    (d)   On January 27, 2011, the Board of Directors (the “Board”) of McDonald’s Corporation (the “Company”) elected Donald Thompson, the Company’s President and Chief Operating Officer, as a member of the Board.  A copy of the press release announcing Mr. Thompson's election is attached as Exhibit 99.1 to this Form 8-K.

    (e)    On January 26, 2011, the Compensation Committee of the Board approved the payout structure for the 2011 Target Incentive Plan (“TIP”) awards, as well as the parameters for determining final awards.  For employees at the level of Senior Vice President and above, these awards are granted subject to the terms of the Company’s Target Incentive Plan, which was filed as an exhibit to Form 8-K, dated January 23, 2008.

The target 2011 TIP awards for the Company’s “named executive officers” for whom disclosure was required in the Company’s most recent proxy statement and who are currently employed with the Company are shown in the table below.

Name	Position	Target TIP Award as a Percentage of Base Salary
James A. Skinner	Vice Chairman and Chief Executive Officer	150%
Peter J. Bensen	Chief Financial Officer	100%
Timothy J. Fenton	President of McDonald’s Asia, Pacific, Middle East and Africa (“APMEA”)	85%

TIP payouts are determined by a combination of a team performance factor and an individual performance factor.

The team factor is determined primarily by growth in operating income over the Company’s 2010 operating income, measured in constant currency.  The named executive officers listed above, like all other employees, are generally not eligible to receive a TIP payout if the Company does not achieve growth in operating income in 2011.  Operating income is measured on a consolidated or geographic business unit level, as applicable.

For Messrs. Skinner and Bensen, the team factor measures corporate performance.  For Mr. Fenton, the team factor is based on a combination of corporate performance and the performance of APMEA, reflecting his responsibilities.

Individual performance is measured against various qualitative performance factors, including setting and achieving goals that are in line with the Company’s strategic focus.

The maximum TIP award that any of the named executive officers can earn in 2011 is 250% of the target award.

Item 7.01. Regulation FD Disclosure.

        On January 27, 2011, the Company issued an investor release announcing that the Board declared a quarterly cash dividend. A copy of the investor release is attached as Exhibit 99.2 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of McDonald's Corporation issued January 27, 2011:
Don Thompson Elected to McDonald's Board of Directors

99.2	Investor Release of McDonald's Corporation issued January 27, 2011:
McDonald's Announces Quarterly Cash Dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION
(Registrant)

Date: February 1, 2011	By:	/s/ Denise A. Horne
Denise A. Horne
Corporate Vice President -
Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit 99.1	Press Release of McDonald's Corporation issued January 27, 2011:
Don Thompson Elected to McDonald's Board of Directors

Exhibit 99.2	Investor Release of McDonald's Corporation issued January 27, 2011:
McDonald's Announces Quarterly Cash Dividend